EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C.SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of AFTERMASTER, INC. (the “Company”) on Form 10-Q/A for the period ended March 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Larry Ryckman, President and Chief Executive Officer of the Company, and I, Mirella Chavez, Chief Financial Officer and Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Quarterly Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

AFTERMASTER, INC.

Date: October 18, 2018	By:	/s/ Larry Ryckman
Larry Ryckman
President and Chief Executive Officer

AFTERMASTER, INC.

Date: October 18, 2018	By:	/s/ Mirella Chavez
Mirella Chavez
Chief Financial Officer and Chief Accounting Officer